UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-204857	37-1765151
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1620 Beacon Place

Oxnard, CA 93033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 824-0410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 20, 2018, CURE Pharmaceutical Holding Corp. (the “Company”) filed a current report on Form 8-K reporting that, on November 15, 2018, Alex Katz was appointed as Chief Financial Officer of the Company. This Form 8-K/A is being filed to clarify certain aspects of Mr. Katz’s bio and the nature of existing arrangements that Mr. Katz has with ff Venture Capital and Differential Venture Partners.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has appointed Alex Katz as Chief Financial Officer of the Company beginning on November 15, 2018 (the “Effective Date”). In connection with the appointment of Mr. Katz as Chief Financial Officer, Mark Udell, Chief Financial Officer of the Company since November 2016, resigned from such position, effective November 15, 2018, and will serve as the Company’s Chief Accounting Officer.

Mr. Katz, age 58, is an experienced C-Level executive, consultant and a General Partner of two associated New York venture capital funds, ff Venture Capital and Differential Venture Partners. He has significant experience as an attorney and a CPA and has been working with seed, early-stage and growth companies for over 30 years. Mr. Katz has provided professional services to a variety of companies, including those engaged in manufacturing, distribution, technology, construction and service companies. As an attorney, Mr. Katz focuses on tax, M&A and corporate law. Mr. Katz also has experience serving as a board member to numerous companies. Since September 2008, Mr. Katz has been an employee, then General Partner, of ff Venture Capital, a leading New York venture capital firm, a role that Mr. Katz will continue moving forward. In addition, Mr. Katz also serves as Co-Founder and Managing Partner of recently formed Differential Venture Partners, an emerging New York venture capital firm that invests in Series Seed and early-stage technology companies. Alex practiced law with Mesirov Gelman and was a founding partner of Katz and Miele, LLP, a tax and corporate law specialty firm. He served as Chief Executive Officer of Fastener Distribution and Marketing Company, Inc., an industrial supply company, and was responsible for raising funds to implement its strategy of obtaining market share through internal growth and five external acquisitions. In addition, Alex was Chief Financial Officer of Lenape Dynamic, Inc., a metal forging company, for which he also raised capital to complete a roll-up strategy and was responsible for dramatically increasing that company’s operating margins. Alex earned a Bachelor of Science degree in Business Administration from Drexel University and a Juris Doctor degree from Temple University School of Law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: December 4, 2018	By:	/s/ Rob Davidson
	Name:	Rob Davidson
	Title:	Chief Executive Officer

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